Exhibit 99.4

ELITE HOSPITAL MANAGEMENT LLC

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2016

Exhibit 99.4

ELITE HOSPITAL MANAGEMENT LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT    1

FINANCIAL STATEMENTS

Balance Sheet    2

Statement of Income    3

Statement of Changes in Members’ Equity    4

Statement of Cash Flows    5

Notes to the Financial Statements    6

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Elite Hospital Management LLC
Houston, Texas

We have audited the accompanying financial statements of Elite Hospital Management LLC (the “Company”), a Texas limited liability company, which comprise the balance sheet as of December 31, 2016, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elite Hospital Management LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Desroches Partners, LLP

May 9, 2017

ELITE HOSPITAL MANAGEMENT LLC
BALANCE SHEET
DECEMBER 31, 2016

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    159,569
Accounts Receivable                                 3,499,216
Prepaid Expenses                                 51,616

Total Current Assets                                            3,710,401

PROPERTY AND EQUIPMENT, NET                                2,509,609

SECURITY DEPOSIT                                991,536

TOTAL ASSETS                            $    7,211,546

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    371,328
Accrued Expenses                                214,208
Due to Affiliates                                484,345
Current Portion of Capital Lease Obligation                                12,968
Current Portion of Note Payable                                 1,200,774

Total Current Liabilities                                            2,283,623

NOTE PAYABLE, NET OF CURRENT PORTION                                2,904,705

TOTAL LIABILITIES                                5,188,328

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                2,023,218

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    7,211,546

The accompanying notes are an integral part of these financial statements

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016

REVENUES, NET                             $    7,866,427

OPERATING EXPENSES:
Salaries and Wages                                701,732
Professional Fees                                567,866
Professional Services                                186,326
Repairs and Maintenance                                128,171
Leases and Rent                                2,503,034
Property Taxes                                65,292
Office Expense                                59,281
Depreciation                                 940,816

Total Operating Expenses                                            5,152,518

INCOME FROM OPERATIONS                                2,713,909

OTHER INCOME (EXPENSE):
Sublease Rental Income                                1,428,242
Interest Expense                                (232,725)
Equity in Earnings of Joint Venture                                551,948
Other Expense                                 (16,381)

Total Other Income                                            1,731,084

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        4,444,993

PROVISION FOR STATE INCOME TAX                                (43,798)

NET INCOME                            $    4,401,195

The accompanying notes are an integral part of these financial statements

5

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2016

BALANCE, DECEMBER 31, 2015                            $    1,196,710

Net Income                                4,401,195

Contributions                                220,101

Distributions                                 (3,794,788)

BALANCE, DECEMBER 31, 2016                            $    2,023,218

The accompanying notes are an integral part of these financial statements

5

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    4,401,195
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 940,816
(Gain) Loss on Sale of Property and Equipment                                 (570)
Equity in Earnings of Joint Venture                                 (551,948)
Change in Operating Assets and Liabilities:
Accounts Receivable                                 (44,250)
Prepaid Expenses                                 (33,133)
Accounts Payable                                 (780,418)
Accrued Expenses                                 214,208
Due to Affiliates                                 (300,747)

Net Cash Provided by Operating Activities                                3,845,153

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (40,861)
Proceeds from Sales of Property and Equipment                                40,014
Initial Equity Investment in Joint Venture                                (108,396)
Distribution of Equity Investment in Joint Venture                                660,344

Net Cash Provided by Investing Activities                                551,101

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Capital Lease Obligation                                (12,215)
Principal Payments on Note Payable                                (1,141,643)
Contributions by Members                                220,101
Distributions to Members                                (3,794,788)

Net Cash Used in Financing Activities                                (4,728,545)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            (332,291)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        491,860

CASH AND CASH EQUIVALENTS, END OF YEAR                            $    159,569

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    219,901

Cash Paid for State Income Tax                            $    87,683

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of Property and Equipment via Capital Lease Obligation                    $    25,183

The accompanying notes are an integral part of these financial statements

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Elite Hospital Management LLC (the "Company") was formed on November 14, 2012 in the State of Texas as a limited liability company. Under the terms of the Hospital Department Management Agreement dated April 3, 2013 (the “Management Agreement”), the Company provides management services to a surgical facility in Sugar Land, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivable represents amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. At December 31, 2016 management determined no allowance was necessary as it considered all accounts receivable collectable.

Revenues

Revenues are earned based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the year ended December 31, 2016, there was no adjustment deemed necessary for bad debt expense.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income.

The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Security Deposit

Security deposit represents advance payment to Landlord to be held in an escrow account to cover any costs incurred by Landlord in the event of the Company’s default of the office space lease disclosed in Note 6.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Tax

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the year ended December 31, 2016. Accordingly, a provision and liability for state income tax has been included on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax periods ended December 31, 2013 and December 31, 2016 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of December 31, 2016.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheet at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of accounts receivable, the recoverability of property and equipment useful lives and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has two classes of membership (Class A and Class B) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $500,000 for 25 Class B units. Class B Members have special voting rights as specified in the Company Agreement. At December 31, 2016, Class A and Class B member interests totaled $1,517,414 and $505,805, respectively.

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person. If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios as defined in the Company Agreement.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2016:

Life
(Years)

Computers and Software                                5        $         78,299
Furniture and Fixtures                                7                    95,208
Leasehold Improvements                                15                923,989
Medical Equipment                            5                    3,871,223

4,968,719
Less Accumulated Depreciation                                        (2,459,110)

$         2,509,609

For the year ended December 31, 2016, depreciation expense totaled $940,816.

NOTE 5 – NOTE PAYABLE

Note payable at December 31, 2016, consist of the following:

Note payable to a bank in monthly installments of
$113,000 including interest at a rate equal to the Wall Street Journal prime rate plus 1%, subject to 4.25% floor and 5.5% ceiling
(4.75% at December 31, 2016); maturing February 2020;
secured by substantially all assets of the Company.         $ 4,105,479

Less: Current Maturities        (1,200,774)

Note Payable, Net of Current Maturities         $ 2,904,705

The following is a summary of future minimum principal payments of the note payable:

Year Ending
December 31,

2017            $1,200,774
2018            1,252,812
2019            1,307,106
2020            344,787

$4,105,479

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 6 – CAPITAL AND OPERATING LEASES

The Company leases equipment under a capital lease arrangement. The cost and related accumulated depreciation of the asset under capital lease as of December 31, 2016 totaled $25,183 and $5,037, respectively. Future minimum rental payments under the capital lease total $13,481 for 2017 which consist of principal and interest of $12,968 and $513, respectfully.

The Company leases office space under a noncancellable lease, the terms of which require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. According to the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. All future lease commitments are reduced by future sub-rental revenues which approximate $1,300,000 per year through 2028. The Company also leases office and medical equipment with future commitments of $645,000 for 2017, $600,000 for 2018 through 2020, and $350,000 for 2021.

Rent expense, including month to month rentals, totaled $2,503,034 for the year ended December 31, 2016. Sublease rental income for the year ended December 31, 2016 totaled $1,428,242.

NOTE 7 – EQUITY METHOD INVESTMENT

Effective October 2015, the Company entered into a joint venture agreement with other parties to jointly own and operate Dallas Metro Surgery Center LLC (“DMSC”). DMSC commenced operations in January 2016. The Company accounts for its investment in DMSC using the equity method of accounting whereby its investment account consists of its initial capital contribution plus its share of any profits and minus its share of any losses and preferred distributions. The Company initially contributed $108,396. In March 2016, the Company’s ownership interest in DMSC was redeemed. Consequently, the Company received a cash distribution of $660,344 which includes a return of initial capital and its proportional share of income of $551,948. The distributed income is reported as equity in earnings of joint venture on the accompanying statement of income.

NOTE 8 – RELATED PARTY TRANSACTIONS

At various times during the ordinary course of business, the Company and the Class B Member will pay expenses on behalf of one another. Additionally, the Class B Member may from time to time advance monies to fund operations. At December 31, 2016, the Company owed $484,345 to the Class B Member for such transactions which is included in due to affiliates on the accompanying balance sheet.

NOTE 9 – CONSIDERATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At various times during the year, the Company may have bank deposits in excess of Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

As of and for the year ended December 31, 2016, one customer accounted for 100% revenues and accounts receivable.

At December 31, 2016, one vendor accounted for 54% of accounts payable.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 10 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.

NOTE 11 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were available for issuance on May 9, 2017 and determined there were no matters materially affecting the Company’s financial statements and related notes to the financial statements.